[Peoples Benefit Life Insurance Company Letterhead]

September 11, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	Peoples Benefit Life Insurance Company Separate Account V – Advisor’s Edge Variable Annuity, Advisor’s

Edge Select Variable Annuity and Dimensional Variable Annuity

File No.33-80958, 811-6564, CIK 884067

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Peoples Benefit Life Insurance Company Separate Account V, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies: AEGON/Transamerica Series Fund, Inc. – Initial Class; AllianceBernstein Variable Products Series Fund, Inc. – Class B; Credit Suisse Trust; DFA Investment Dimensions Group, Inc.; Dreyfus Investment Portfolios – Service Class; Dreyfus Socially Responsible Growth Fund, Inc. – Service Class; Dreyfus Variable Investment Fund – Service Class; Federated Insurance Series; Gartmore Variable Insurance Trust; Seligman Portfolios, Inc. – Class 2 Shares; SteinRoe Variable Investment Trust – Class A; Strong Variable Insurance Funds, Inc.; Vanguard Variable Insurance Fund and Wanger Advisors Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi-annual reports were filed with the Commission via EDGAR on the dates indicated:

•	AEGON/Transamerica Series Fund, Inc. (CIK: 778207) filed September 9, 2003

•	AllianceBernstein Variable Products Series Fund, Inc. – Class B (CIK: 825316) filed August 29, 2003

•	Credit Suisse Trust (CIK: 941568) filed September 2, 2003

•	DFA Investment Dimensions Group, Inc. (CIK: 355437) filed August 7, 2003

•	Dreyfus Investment Portfolios – Service Class (CIK: 1056707) filed August 26, 2003

•	Dreyfus Socially Responsible Growth Fund, Inc. – Service Class (CIK: 890064) filed September 4, 2003

•	Dreyfus Variable Investment Fund – Service Class (CIK: 813383) filed September 4, 2003

•	Federated Insurance Series (CIK: 912577) filed August 28, 2003

•	Gartmore Variable Insurance Trust (CIK: 353905) filed September 8, 2003

•	Seligman Portfolios, Inc. – Class 2 Shares (CIK: 817841) filed September 9, 2003

•	SteinRoe Variable Investment Trust (CIK: 815425) filed September 9, 2003

•	Strong Variable Insurance Funds, Inc. (CIK: 883644) filed August 22, 2003

•	Vanguard Variable Insurance Fund (CIK: 857490) filed September 5, 2003

•	Wanger Advisors Trust (CIK: 929521) filed September 5, 2003

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ BRENDA D. SNEED

Brenda D. Sneed Assistant General Counsel